Supplement Dated October 14, 2019
To The Prospectus Dated June 24, 2019 For

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after June 24, 2019)

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Effective October 14, 2019, your prospectus is revised as follows:

➢	Sub-Adviser Changes.

(a)    WCM Investment Management, LLC is added as a sub-adviser for JNL Multi-Manager Small Cap Growth Fund.

(b)    Reinhart Partners, Inc. is added as a sub-adviser for JNL Multi-Manager Small Cap Value Fund.

➢	Revised Total Annual Fund Operating Expenses.

In the section titled "Total Annual Fund Operating Expenses" appearing under FEES AND EXPENSES TABLES, the table information for the following funds is revised as follows (shown with applicable footnotes):

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement		Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/JPMorgan Global Allocation	0.60%	0.30%	0.16%	I	0.21%	1.27%	(0.21%)	K	1.06%	K,B
JNL/Vanguard U.S. Stock Market Index	0.20%	0.30%	0.10%	H	0.03%	0.63%	(0.06%)	D	0.57%	D,B
JNL/Vanguard International Stock Market Index	0.20%	0.30%	0.15%	I	0.07%	0.72%	(0.07%)	D	0.65%	D,B
JNL/Vanguard Global Bond Market Index	0.20%	0.30%	0.15%	I	0.06%	0.71%	(0.10%)	D	0.61%	D,B

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL/DFA International Core Equity	0.50%	0.30%	0.15%	I	0.00%	0.95%	B
JNL/DoubleLine® Emerging Markets Fixed Income	0.62%	0.30%	0.15%	I	0.00%	1.07%	B
JNL/DoubleLine® Shiller Enhanced CAPE®	0.56%	0.30%	0.15%	I	0.01%	1.02%	B
JNL/Fidelity Institutional Asset Management® Total Bond	0.39%	0.30%	0.10%	H	0.01%	0.80%	B
JNL/Harris Oakmark Global Equity	0.68%	0.30%	0.16%	I	0.00%	1.14%	B
JNL/WMC Government Money Market	0.16%	0.30%	0.11%	H	0.00%	0.57%	B
Jackson Variable Series Trust
JNL/DFA U.S. Small Cap	0.55%	0.30%	0.16%	I	0.00%	1.01%	B

B	Expense Information has been restated to reflect current fees.

D
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term. For JNL/DFA Growth Allocation and JNL/DFA Moderate Growth Allocation, JNAM has contractually agreed to waive a varying portion of the management fees of the Fund to prevent any increase in total expenses in the Fund. This fee waiver arrangement will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

H	"Other Expenses" includes an Administrative Fee of 0.10% which is payable to JNAM.

I	"Other Expenses" includes an Administrative Fee of 0.15% which is payable to JNAM.

K
JNAM has entered into a contractual agreement with the Fund under which it will waive a varying portion of its management fee in an amount equivalent to the Acquired Fund Fees and Expenses (“AFFE”) attributable to the Fund’s investment in funds managed by the Sub-Adviser (each an “JPMorgan Underlying Fund”). The AFFE for each JPMorgan Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each JPMorgan Underlying Fund. This fee waiver arrangement will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

➢	Investment Objective Change.

In the section titled “INVESTMENT DIVISIONS”, the brief statement of the corresponding investment objective for the following Fund is revised as follows:

JNL Variable Fund LLC

JNL/Mellon Communication Services Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Communication Services Index in proportion to their market capitalization weighting in the MSCI USA IMI Communication Services Index.

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(To be used with JMV21451NY 06/19)

NMV23127NY 10/19